2013 Annual Shareholder Meeting May 31, 2013 Exhibit 99.1

Forward Looking Statements
This presentation includes certain estimates and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, potential acquisition opportunities, and other statements of expectation. Words such as “forecasts”, “expects,” “anticipates,” “intends,” “plans,” “believes,”
“assumes,” “seeks,” “estimates,” “should,” and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, forward-looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. Important factors that could cause actual results to differ from those in the forward-looking statements include the factors described in the “Risk Factors” section of our most recent 10-Q filing with the SEC. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise.
This presentation includes certain non-GAAP financial measures, that are different from financial measures calculated in accordance with GAAP and may be different from similar measures used by other companies.

Who Are We?
• Diversified manufacturer of welded steel pipe for
the water infrastructure and energy markets
– Specializing in large diameter, high pressure, engineered steel water pipe systems for transporting raw water to treatment plants and for treatment plant infrastructure
– Also focused on API tubular products for oil and gas
transmission, as well as for oil and gas drilling, including wells that are for hydraulically fracking

Vancouver, WA
Portland, OR
Denver, CO
Atchison, KS
Parkersburg, W
Adelanto, CA
Saginaw, TX
Bossier City, LA
Houston, TX
Monterrey, NL, Mexico
Water Transmission
Tubular Products
Water Transmission (Fab Products)
Corporate

Northwest Pipe Company
page 4

Northwest Pipe Company Locations

Net Sales
$600
$500
$400
$300
$200
$100
$0
$451
$279
$387
$512
$525
2008
2009
2010
2011
2012

Northwest Pipe Company
page

5 Record Sales in 2012

Income
Statement
Summary
($ in millions) 2011 2012 Q1-2013
Net Sales
Water Transmission $     271.9 $     269.2 $       78.6
Tubular Products 239.8 255.3 62.0
Net Sales 511.7 524.5 140.6
Gross Profit
Water Transmission 43.2 45.1 19.9
Tubular Products 15.9 11.1 1.3
Gross Profit 59.1 56.2 21.2
SG&A 26.3 28.6 6.4
Operating Income/(Loss) 32.8 27.6 14.8
Other (Income)/Expense 1.3 0.3 0.1
Interest Income (0.1) (0.2) (0.2)
Interest Expense 9.3 5.6 1.0
Income/(Loss) Before Taxes 22.3 21.7 13.9
Provision/(Benefit) for Income Taxes 9.6 5.5 4.4
Net Income/(Loss) 12.7 16.2 9.5
Diluted Earnings per Share $       1.35 $       1.72 $       1.00

Balance
Sheet
Summary
($ in millions)
Dec. 31,
2011
Dec. 31,
2012
Mar. 31,
2013
Assets
Cash and Cash Equivalents $            0.2 $            0.0 $            0.0
Trade and Other Receivables, Net 69.9 41.5 65.4
Costs and Estimated Earnings in Excess
of Billings on Uncompleted Contracts 38.0 73.3 70.0
Inventories 107.2 113.5 109.6
Other Current Assets 11.6 7.8 8.5
Total Current Assets 226.9 236.1 253.5
Property and Equipment, Net 152.8 152.5 158.8
Other Assets 33.7 33.8 33.6
Total Assets $        413.4 $        422.4 $        445.9
Liabilities
Current Maturities of Long-Term Debt $            9.1 $            9.0 $            9.0
Accounts Payable 20.2 21.0 33.6
Accrued Liabilities 19.2 32.2 30.2
Billings in Excess of Cost and Estimated Earnings
on Uncompleted Contracts 7.8 6.5 2.8
Total Current Liabilities 56.3 68.7 75.6
Long-Term Note Payable to Financial Institution 62.0 47.5 56.2
Other Long-Term Debt, Less Current Maturities 24.4 15.5 11.9
Other Liabilities 30.4 31.3 33.4
Total Liabilities 173.1 163.0 177.1
Stockholders' Equity 240.3 259.4 268.8
Total Liabilities and Stockholders' Equity $        413.4 $        422.4 $        445.9

Tubular Products

9 Emerging Presence in Energy Tubular Business • Expanding customer base • Growing downstream processing capabilities • Improving operational efficiency • Recognizing areas of strength

2011
Non-
Energy
27%
Energy
73%

2012
Non-
Energy
20%
Energy
80%

Q1 - 2013
Non-
Energy,
20%
Energy,
80%

Northwest Pipe Company
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10 Tubular Net Sales $$ by Product Group

2011

Value Added Energy Sales 12%
Energy Sales 88%

2012

Value Added Energy Sales 46%
Energy Sales 54%

Q1 - 2013

Value Added Energy Sales 47%
Energy Sales 53%

Northwest Pipe Company
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11 Tubular Net Sales $$ by Value Added Energy Product

Uptime
80%
60%
40%
20%
0%
Atchison 401
Atchison 402
Bossier City
Houston
2012
YTD 2013

Northwest Pipe Company
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12 Operational Improvements

Monthly Average Merc Light Sweet Crude Oil Rig Counts and $/Barrel
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
1,600
1,400
1,200
1,000
800
600
400
200
0
Apr'10
Jun'10
Aug'10
Oct'10
Dec'10
Feb'11
Apr'11
Jun'11
Aug'11
Oct'11
Dec'11
Feb'12
Apr'12
Jun'12
Aug'12
Oct'12
Dec'12
Feb'13
Apr'13
Pricing
Oil

Monthly Average Natural Gas Rig Counts and $/MMbtu Merc
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
1,200
1,000
800
600
400
200
0
Apr'10
Jun'10
Aug'10
Oct'10
Dec'10
Feb'11
Apr'11
Jun'11
Aug'11
Oct'11
Dec'11
Feb'12
Apr'12
Jun'12
Aug'12
Oct'12
Dec'12
Feb'13
Apr'13
Pricing
Gas

Northwest Pipe Company
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13 U.S. Rig Counts Source: Pipe Exchange May 2013

Impact of Imports
• Import levels continue to have a major impact on
the API market
• Import levels in OCTG market at 48%
• Import levels in Line Pipe market at 64%
• Downward pressure on price in OCTG and Line
Pipe

15 Outlook • Near term outlook • Long term outlook

Water Transmission

Well Positioned Industry Leader
• Largest, most flexible capacity in the market
• Strong relationships with public water agencies,
contractors and engineering firms
– Assist in development process of projects prior to bidding
• Competitive position
– Experienced workforce
– Low freight costs
– Excellent reputation for quality and service
– Strong cost focus on lean manufacturing

Current Conditions and a Look Ahead
• In 2013, water infrastructure projects compete with
other infrastructure needs and municipal funding
decreases
• The bidding activity is down in 2013, compared to
2012 and 2011
• Emergency drought-related work and expected
infrastructure projects in Texas should increase in
2014 and beyond

$200
$150
$100
$50
$0
$138
$173
$136
Q4 2011
Q4 2012
Q1 2013

Northwest Pipe Company
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19 Water Transmission Backlog

Tarrant
9
10
11
12
13
Johnson
Ellis
14
15-2
15-1
16
17
18
Henderson
19-2
19-1
Navarro
Anderson
Existing TRWD Pipeline
TRWD/DWU Integrated Pipeline

Northwest Pipe Company
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Tarrant Regional Water District
Integrated Pipeline Project (IPL)
Source:  Tarrant Regional Water District
http://www.iplproject.com/about-the-ipl/map/
• The pipeline will run from Lake Palestine to Lake Benbrook, with connections to Cedar Creek and Richland-Chambers Reservoirs
• It will integrate TRWD's existing pipelines to the Dallas system to provide up to an additional 350 million gallons per day (MGD) of raw water to North Central Texas

Timeline / Project Components
• IPL Components:
– 150 miles of buried pipeline
• 72” – 108” diameter welded steel pipe
• 3 lake intake pump stations
• 2 booster pump stations
– Water delivery could begin by 2021
– Communities served:
• DFW metroplex
• Ellis County
– Cost estimated to be over $1.6 B

Northwest Pipe Strategic Plans
• Optimize recent capital investments
• Lean manufacturing focus
• Continue modernization of Atchison facility
• Focus growth plans around areas of strength
• Double EBITDA from 2011 to 2015

2013 Annual Shareholder Meeting May 31, 2013